                                                                   Exhibit 10.16

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, has been marked with an asterisk to denote where omissions have been made. The confidential material has been filed separately with the Commission.




                              AMENDED AND RESTATED

                              INTELLECTUAL PROPERTY

                                    AGREEMENT


                                TABLE OF CONTENTS

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ARTICLE 1 --GENERAL BACKGROUND..................................................................... 1

           1.1       Applied's Business............................................................ 1

           1.2       Kinetics' Business............................................................ 1

           1.3       Existing Business Relationship between the Parties............................ 1

           1.4       Renegotiation of the Outsource Relationship................................... 2

           1.5       Scope of this Agreement....................................................... 2

           1.6       Statement of Agreement........................................................ 2

ARTICLE 2 - DEFINITIONS............................................................................ 3

           2.1       Affiliate..................................................................... 3

           2.2       Agreement..................................................................... 3

           2.3       Applied....................................................................... 3

           2.4       Applied FDS or Applied Fluid Delivery System.................................. 3

           2.5       Applied FDS Technology........................................................ 3

           2.6       Applied Future IP............................................................. 3

           2.7       Applied IP.................................................................... 3

           2.8       Applied Pre-Existing IP....................................................... 3

           2.9       Applied System................................................................ 4

           2.10      Component..................................................................... 4

           2.11      Confidential Information...................................................... 4

           2.12      Current Applied FDS Technology................................................ 4

           2.13      Current Applied FDS or Current Applied Fluid Delivery Systems................. 4

           2.14      Design IP..................................................................... 4

           2.15      Design Services............................................................... 4

           2.16      Design Services Agreement or DSA.............................................. 5

           2.17      Design SOW.................................................................... 5

           2.18      Development Services.......................................................... 5

           2.19      Development Services Agreement or DVA......................................... 5

           2.20      Documentation................................................................. 5

           2.21      Effective Date................................................................ 5

           2.22      Existing Component............................................................ 5

           2.23      FDS Technology................................................................ 6

           2.24      Fluid Delivery System or FDS.................................................. 6
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                                TABLE OF CONTENTS

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           2.25      Future Applied FDS............................................................ 6

           2.26      Future Applied FDS Technology................................................. 6

           2.27      Future Modifications.......................................................... 6

           2.28      GSA........................................................................... 6

           2.29      IP Rights..................................................................... 7

           2.30      Kinetics...................................................................... 7

           2.31      Kinetics Future IP............................................................ 7

           2.32      Kinetics IP................................................................... 7

           2.33      Kinetics Pre-Existing IP...................................................... 7

           2.34      Manufacturing Process......................................................... 7

           2.35      Outsource Relationship........................................................ 8

           2.36      Party(ies).................................................................... 8

           2.37      Standard Services............................................................. 8

           2.38      Third Party Applications...................................................... 8

           2.39      Third Party FDS Technology.................................................... 8

ARTICLE 3 - INTELLECTUAL PROPERTY.................................................................. 8

           3.1       Pre-Existing IP............................................................... 8

           3.2       License to Kinetics for FDS Operations........................................ 8

           3.3       Future Modifications - Generally.............................................. 9

           3.4       Standard Services............................................................. 9

           3.5       Design Services............................................................... 9

                     3.5.1     Design Services Procedure........................................... 9

                     3.5.2     Performance of Design Services...................................... 9

                     3.5.3     Ownership of Design IP..............................................10

           3.6       Development Services..........................................................10

           3.7       Applied's Approval of Design Services and Development Services................10

           3.8       Ownership of Manufacturing Processes..........................................10

           3.9       Trademark Rights..............................................................10

           3.10      Applications for IP Rights....................................................11

           3.11      Existing Third Party FDS Technology...........................................11

           3.12      Future Third Party FDS Technology.............................................11

           3.13      License to Applied For Cover and Support......................................12


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                                TABLE OF CONTENTS

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           3.14      Reservation of Rights.........................................................12

ARTICLE 4 - CONFIDENTIALITY........................................................................13

           4.1       Definition....................................................................13

           4.2       Confidentiality Obligations...................................................15

           4.3       Identification As Confidential................................................16

           4.4       Need-To-Know Disclosure.......................................................17

           4.5       Remedies......................................................................17

           4.6       Visual Information............................................................17

ARTICLE 5 - TERM AND TERMINATION...................................................................17

           5.1       Term..........................................................................17

           5.2       Termination...................................................................18

           5.2.1     In Event of a GSA Termination.................................................18

                     5.2.2     By Either Party in Event of an IPA Default..........................18

                     5.2.3     By Either Party Immediately Upon Confidentiality Breach.............18

                     5.2.4     By Either Party of a DSA............................................18

                     5.2.5     By Either Party of a Development Services Agreement.................19

                     5.2.6     Effective Date of Termination Upon GSA Termination..................19

           5.3       Consequences of Termination or Expiration.....................................20

           5.4       Termination of the Amended IPA................................................22

ARTICLE 6 - WARRANTIES AND REPRESENTATIONS.........................................................22

           6.1       Kinetics Pre-Existing IP Rights...............................................22

           6.2       Applied Pre-Existing IP Rights................................................22

           6.3       Future Modifications..........................................................22

           6.4       Completeness of Schedules of Pre-Existing IP Rights...........................23

           6.5       Disclaimer of Warranties......................................................23

           6.6       Limitation of Liability.......................................................23

ARTICLE 7 - INDEMNITIES............................................................................23

           7.1       Indemnification - Performance of Agreement....................................23

           7.2       Indemnification - Infringement/Misappropriation...............................24

           7.3       Indemnification/Duty to Defend Set-Off........................................24

           7.4       Indemnified Party's Obligations...............................................25


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                                TABLE OF CONTENTS

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ARTICLE 8 - GENERAL PROVISIONS.....................................................................25

           8.1       Entire Agreement..............................................................25

           8.2       Succession and Assignment.....................................................25

           8.3       Export Regulation.............................................................26

           8.4       Rules of Construction.........................................................27

           8.5       Attorneys' Fees...............................................................27

           8.6       General Provisions............................................................27

CONFIDENTIAL TREATMENT REQUESTED

                              AMENDED AND RESTATED

                         INTELLECTUAL PROPERTY AGREEMENT

      This Amended and Restated Intellectual Property Agreement (the "Agreement") is by and between Applied Materials, Inc., a Delaware corporation, having places of business in Santa Clara, California and Austin, Texas, and Kinetics Fluid Systems, Inc., a California corporation, having places of business in Santa Clara, California and Austin, Texas.

                                    ARTICLE 1
                               GENERAL BACKGROUND

      1.1 APPLIED'S BUSINESS. Applied, among other activities, designs, manufactures and markets (a) semiconductor wafer fabrication equipment, (b) wafer inspection and metrology equipment, (c) flat panel display fabrication equipment, (d) wafer fabrication factory control software, (e) toxics abatement or recycling equipment, (f) thin film application processes, and (g) parts, components and processes related to any of the foregoing.

      1.2 KINETICS' BUSINESS. Kinetics, among other activities, designs, develops, manufactures and markets, for use in semiconductor fabrication equipment and other applications, (a) Fluid Delivery Systems, (b) Components,
(c) chemical and slurry delivery systems, (d) process chillers, (e) thermal measurement and control devices, (f) utility infrastructure and delivery systems for semiconductor fabrication facilities, (g) ancillary equipment to connect the utility infrastructure of semiconductor fabrication facilities to semiconductor fabrication equipment, and (h) waste recycling systems for chemicals and slurry.

      1.3 EXISTING BUSINESS RELATIONSHIP BETWEEN THE PARTIES. The Parties previously established a business relationship, according to which Kinetics manufactures for Applied fluid delivery systems for incorporation into various systems sold by Applied, including semiconductor fabrication equipment, flat panel display fabrication equipment and thin film application process equipment ("Outsource Relationship"). The Outsource Relationship is

CONFIDENTIAL TREATMENT REQUESTED

defined by a series of agreements, including an "Intellectual Property Agreement" dated June 28, 1999 ("Original IPA.") The Original IPA was amended by a series of three amendments -- (1) First Amendment to Intellectual Property Agreement dated September 20, 1999, (2) Second Amendment to Intellectual Property Agreement dated September 20, 1999, and (3) Third Amendment to Intellectual Property Agreement dated June 25, 2000 (the thrice-amended Original IPA and any of its predecessor agreements, including the Original IPA, are referred to hereinafter as the "Amended IPA"). The Amended IPA defines each Party's intellectual property rights and obligations related to the fluid delivery systems manufactured for Applied by Kinetics until the Effective Date of this Agreement.

      1.4 RENEGOTIATION OF THE OUTSOURCE RELATIONSHIP. The Parties have renegotiated the Outsource Relationship to reflect developments since the relationship was initially created. As a part of these renegotiations, the Parties have renegotiated their respective duties, obligations and rights relating to intellectual property in and related to fluid delivery systems, and desire to reflect same in this Agreement. More specifically, the Parties desire that this Agreement supersede the Amended IPA, which terminates on the Effective Date of this Agreement.

      1.5 SCOPE OF THIS AGREEMENT. The Parties desire to enter into new agreements, including a new agreement defining their respective intellectual property rights, to reflect more accurately the current business conditions surrounding the Outsource Relationship.

      1.6 STATEMENT OF AGREEMENT. Now, therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms, conditions and obligations.

CONFIDENTIAL TREATMENT REQUESTED

                                    ARTICLE 2
                                   DEFINITIONS

      2.1 AFFILIATE means "affiliate" as defined in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

      2.2 AGREEMENT means this Amended and Restated Intellectual Property Agreement.

      2.3 APPLIED means Applied Materials, Inc. and all of its domestic and international divisions and subsidiaries.

      2.4 APPLIED FDS or APPLIED FLUID DELIVERY SYSTEM means Current Applied FDS and Future Applied FDS.

      2.5 APPLIED FDS TECHNOLOGY means Current Applied FDS Technology and Future Applied FDS Technology.

      2.6 APPLIED FUTURE IP means all IP Rights relating to Future Modifications owned by Applied, including, without limitation, Design IP. Applied Future IP includes any and all IP Rights in and to software for "Capacity FDS Hardware" and "Product Change Hardware" and to "Improved Software" (all as defined in Section 4.2 of the GSA) provided or purchased by Applied in accordance with
Section 4.2 of the GSA.

      2.7 APPLIED IP means Applied Pre-Existing IP and Applied Future IP. Applied IP includes any and all IP Rights in and to "Test Fixture Software" (as defined in Section 4.2 of the GSA) provided or purchased by Applied in accordance with Section 4.2 of the GSA.

      2.8 APPLIED PRE-EXISTING IP means all existing IP Rights relating to the Current Applied FDS or Current Applied FDS Technology that are owned by Applied, or to which Applied otherwise has rights (but only to the extent of such rights), as of the Effective Date, as set forth in Schedule 2.8. Applied Pre-Existing IP, for purposes of the license of Section 3.2,

CONFIDENTIAL TREATMENT REQUESTED

does not include Applied business information (such as sub-tier supplier information and Component pricing information) relating to the Current Applied FDS Technology.

      2.9 APPLIED SYSTEM means capital equipment sold by Applied that incorporates a Fluid Delivery System.

      2.10 COMPONENT means a component, part or sub-assembly of a Fluid Delivery System, including but not limited to, valves, tubing, mass flow controllers, base plates, brackets, sticks, manifolds (final and SLD), safety sensors, GPLIS, VDS, ozonators, pneumatics, manifolds, filters, cables, transducers, fluid delivery controllers and enclosures.

      2.11 CONFIDENTIAL INFORMATION means Confidential Information as defined in
Section 4.1.

      2.12 CURRENT APPLIED FDS TECHNOLOGY means the FDS Technology currently utilized in connection with the Current Applied Fluid Delivery Systems.

      2.13 CURRENT APPLIED FDS or CURRENT APPLIED FLUID DELIVERY SYSTEMS means the Fluid Delivery Systems sold to Applied by Kinetics for incorporation into an Applied System as of the Effective Date.

      2.14 DESIGN IP means any and all IP Rights, other than Kinetics Pre-Existing IP or Manufacturing Processes, relating to a Future Modification created, conceived or first reduced to practice by or for a Party after the Effective Date and during the course of, and as a result of, Design Services.

      2.15 DESIGN SERVICES means those services provided by Kinetics to Applied hereunder for the preparation and delivery of a detailed design of a Future Applied FDS or Component, comprised exclusively of Existing Components, implementing Applied's specific requirements

CONFIDENTIAL TREATMENT REQUESTED

and including one or more of the following activities: (a) the selection and configuration of Existing Components; (b) the preparation or release, or both, of bills of materials, drawings, product definition forms, engineering change orders or other documentation related to the selection and configuration of Existing Components; and (c) the manufacture, testing and delivery of such Future Applied FDS.

      2.16 DESIGN SERVICES AGREEMENT OR DSA means an agreement with respect to Design Services entered into and executed by Kinetics and Applied in accordance with Section 3.5 of this Agreement.

      2.17 DESIGN SOW means a written statement of work for Design Services agreed to and executed by both Parties, specifying the scope of Design Services to be provided by Kinetics, the related fees payable by Applied and any other related responsibilities of each Party in accordance with Section 3.5.1.

      2.18 DEVELOPMENT SERVICES means any services with respect to Future Modifications provided by Kinetics to Applied other than Design Services and Standard Services.

      2.19 DEVELOPMENT SERVICES AGREEMENT OR DVA means a written agreement with respect to Development Services entered into and executed by Kinetics and Applied, in accordance with Section 3.6 of this Agreement.

      2.20 DOCUMENTATION means all blueprints, drawings, schematics, manuals, flowcharts, specifications, prototypes, specimens, software, manuals and other tangible materials related to the FDS Technology.

      2.21 EFFECTIVE DATE means June 1, 2002.

CONFIDENTIAL TREATMENT REQUESTED

      2.22 EXISTING COMPONENT means a Component of a Current Applied FDS, or any other Component that is commercially available to or from Kinetics as of the effective date of the applicable DSA.

      2.23 FDS TECHNOLOGY means the technology, both tangible and intangible, related to the design and manufacture of a Fluid Delivery System.

      2.24 FLUID DELIVERY SYSTEM OR FDS means a product that distributes or controls fluid (liquid, vapor or gas) to a tool or chamber, including all hardware that is embodied in or that is inside or attached to any such fluid delivery system, including but not limited to Components, but not including the Applied system controller or weldments that connect the fluid delivery system to the tool or chamber.

      2.25 FUTURE APPLIED FDS means any future Fluid Delivery System that incorporates a Future Modification.

      2.26 FUTURE APPLIED FDS TECHNOLOGY means any Future Modification relating to Standard Services, Design Services, or Development Services. Future Applied FDS Technology also means any Future Modification relating to: (a) the FDS test fixture(s) identified in Schedule 4.2.2(c) of the GSA; and (b) Purchased FDS Test Fixture(s), Capacity FDS Hardware, Product Change Hardware and Improved Software, all as defined in Section 4.2 of the GSA, provided or purchased by Applied in accordance with Section 4.2 of the GSA.

      2.27 FUTURE MODIFICATIONS means improvements, enhancements or modifications created, conceived or first reduced to practice by or for a Party pursuant to the provisions hereof after the Effective Date to an Applied FDS or the Applied FDS Technology, or both, and

CONFIDENTIAL TREATMENT REQUESTED

inventions, discoveries, works of authorship, know-how, technical information, work product and/or other information related thereto, but in any case excludes any Manufacturing Processes.

      2.28 GSA means the Global Supply Agreement concurrently entered into by the Parties or any subsequent Global Supply Agreement entered into by the Parties.

      2.29 IP RIGHTS means all patent rights, copyrights, trade secret rights, mask work rights and other intellectual or intangible proprietary rights (other than trademarks, service marks and similar rights) in any jurisdiction.

      2.30 KINETICS means (a) Kinetics Fluid Systems, Inc.; (b) all unincorporated divisions of Kinetics Fluid Systems, Inc.; and (c) those subsidiaries and affiliates of Kinetics Fluid Systems, Inc. that are approved (through written supplement to this Agreement or the GSA) by Applied as permitted to perform obligations hereunder. Unit Instruments, Inc. shall not be included in the term "Kinetics" unless a written amendment to this Agreement, executed by Unit Instruments, Inc. and by both Parties, so provides.

      2.31 KINETICS FUTURE IP means all IP Rights relating to Future Modifications and owned by Kinetics, including all *.

      2.32 KINETICS IP means Kinetics Pre-Existing IP and Kinetics Future IP.

      2.33 KINETICS PRE-EXISTING IP means all existing IP Rights relating to the Current Applied FDS or Current Applied FDS Technology that are owned by Kinetics, or to which Kinetics otherwise has rights (but only to the extent of such rights), as of the Effective Date, as set forth in Schedule 2.33.


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

      2.34 MANUFACTURING PROCESS means: (a) each process or apparatus for manufacturing Fluid Delivery Systems, Components or both, developed *, but excluding any process or apparatus owned by * under the specific provisions of the GSA or any "Tooling Loan Agreement" between the Parties; (b) any IP Rights and know-how related to each process or apparatus as defined in paragraph (a), both tangible and intangible; and (c) related documentation, including without limitation assembly procedures, test procedures, operational method sheets, process mapping, product synchronizations and sequence of events documentation; but, in each case, excludes *.

      2.35 OUTSOURCE RELATIONSHIP means the business relationship between the Parties, according to which Kinetics manufactures for Applied FDS's for incorporation into Applied Systems.

      2.36 PARTY(ies) means Applied, Kinetics or both, depending upon context.

      2.37 STANDARD SERVICES shall have the meaning given such term by the GSA.

      2.38 THIRD PARTY APPLICATIONS means those computer software applications as set forth in Schedule 2.38.

      2.39 THIRD PARTY FDS TECHNOLOGY means FDS Technology owned by a party other than the Parties.

                                    ARTICLE 3
                              INTELLECTUAL PROPERTY

      3.1 PRE-EXISTING IP. Each Party's Pre-Existing IP shall remain such Party's sole property.


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

      3.2 LICENSE TO KINETICS FOR FDS OPERATIONS. Applied grants to Kinetics a non-exclusive, non-transferable (except as provided in Section 3.7 and Section 8.2), royalty-free, worldwide license to reproduce, distribute, create derivative works of, use, make, have made, sell, offer to sell, import, practice, modify and improve Applied IP and, to the extent possible, the Third Party Applications for the limited purposes of fulfilling its obligations under this Agreement, the GSA and each DSA and DVA. With respect to the Third Party Applications, Applied's license of rights is subject to any and all limitations on such license as set forth in Applied's contracts with the applicable vendors. Applied does not represent or warrant that Kinetics requires a license to or that Applied has the right to license the Third Party Applications, notwithstanding Applied's representation and warranty of Section 6.2.

      3.3 FUTURE MODIFICATIONS - GENERALLY. Future Modifications may involve Design Services, Development Services or Standard Services.

      3.4 STANDARD SERVICES. The Parties have agreed, as part of the GSA, to terms and conditions relevant to the provision by Kinetics of Standard Services. Applied shall own any Fluid Delivery System and FDS Technology, and any IP Rights related thereto, created, conceived or first reduced to practice by or for a Party during the course of, and as a result of, Standard Services, but in no event shall Applied own any *.

      3.5 DESIGN SERVICES.

            3.5.1 DESIGN SERVICES PROCEDURE. If the Parties agree that Kinetics will perform Design Services for Applied, then the Parties will execute a Design SOW, addressing the issues referred to in Schedule 3.5.1, which shall be part of the Purchase Order (as defined in

* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

the GSA) under which Kinetics will provide the Design Services. Each Design SOW, together with the related Purchase Order, shall form a separate contract (a "Design Services Agreement") between the Parties relating to those Design Services, which contract incorporates the terms of this Agreement, the GSA, the Design SOW and the related Purchase Order. In the event (and to the extent) of conflict between or among this Agreement, the GSA, the Design SOW and the related Purchase Order, precedence shall be given first to this Agreement, second to the GSA, third to the Design SOW and fourth to the Purchase Order.

            3.5.2 PERFORMANCE OF DESIGN SERVICES. Kinetics shall provide the Design Services to Applied as specified in the DSA. Applied shall pay Kinetics the fees specified in the DSA for the Design Services in accordance with the GSA.

            3.5.3 OWNERSHIP OF DESIGN IP. Applied shall own any and all Design IP, and Kinetics hereby assigns and transfers to Applied any and all rights Kinetics may have in Design IP. Furthermore, Kinetics shall obtain any and all necessary assignments from its employees or subcontractors, as the case may be, to assure that Kinetics and, in turn, Applied receives full and complete ownership of Design IP.

      3.6 DEVELOPMENT SERVICES. If the Parties agree that Kinetics will perform Development Services, then the Parties will negotiate in good faith to agree upon and execute a Development Services Agreement.

      3.7 APPLIED'S APPROVAL OF DESIGN SERVICES AND DEVELOPMENT SERVICES. Applied has the right to perform services substantially similar to Design Services and Development Services solely, jointly with a third party or jointly with Kinetics. Kinetics may not perform any Design Services or Development Services unless performed jointly with Applied or otherwise approved by Applied; however, Kinetics may subcontract those obligations to perform any

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CONFIDENTIAL TREATMENT REQUESTED

agreed-to Design Services or Development Services that Kinetics reasonably determines to be outside Kinetics' core competency or as necessary to efficiently meet Applied's requirements, and sublicense to the subcontractor associated licenses and rights required to perform those obligations, with Applied's prior written approval, such approval not to be unreasonably withheld, delayed or denied.

      3.8 OWNERSHIP OF MANUFACTURING PROCESSES. * will own each Manufacturing Process.

      3.9 TRADEMARK RIGHTS. Applied grants to Kinetics a non-exclusive, royalty-free, worldwide license to use Applied's trademarks, as defined in
Schedule 2.8, in the manner designated by Applied in connection with any Applied Fluid Delivery Systems. Kinetics will not include any of its trademarks on any Applied Fluid Delivery Systems, except that Kinetics may place the Kinetics trademark(s) on Components manufactured by or for Kinetics and utilized in any Applied Fluid Delivery Systems. The Parties acknowledge the importance of maintaining the quality of Applied Fluid Delivery Systems and, accordingly, Kinetics agrees to follow all the quality requirements of Sections 4.1 and 4.3 through 4.7 of the GSA.

      3.10 APPLICATIONS FOR IP RIGHTS. Each Party has the sole right to control the process of preparing, filing, prosecuting and/or maintaining an application or applications in relation to any IP Rights allocated to such Party hereunder, and such Party shall bear the costs thereof. Each Party agrees to (i) disclose promptly in writing to the other Party all IP Rights allocated to the other Party hereunder; and (ii) assist the other Party as reasonably necessary to obtain, register or apply for any such IP Rights, including by causing its personnel and contractors to assign such IP Rights, sign or provide documents and render assistance.


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

      3.11 EXISTING THIRD PARTY FDS TECHNOLOGY. In the event that Applied has a license to Third Party FDS Technology which is necessary for Applied Fluid Delivery Systems being requested by Applied, Applied, in its sole discretion, will either: (a) sublicense that Third Party FDS Technology to Kinetics, if Applied has the right to do so; or (b) make commercially reasonable efforts to assist Kinetics in obtaining a license to the Third Party FDS Technology from the owner; provided that neither Party will be required to take any act in violation of existing agreements with third parties.

      3.12 FUTURE THIRD PARTY FDS TECHNOLOGY. In the event that the Parties agree to introduce in the future Third Party FDS Technology into any Applied Fluid Delivery System, then the Party with the relationship to the Third Party will obtain all necessary rights from the Third Party to allow Kinetics to manufacture Applied Fluid Delivery Systems incorporating the Third Party Technology.

      3.13 LICENSE TO APPLIED FOR COVER AND SUPPORT. If Applied obtains Applied Fluid Delivery Systems from a second source (i) in accordance with Applied's "cover" rights under GSA Section 7.2 or (ii) to effect support as provided by GSA Section 4.8.3.b, then Kinetics agrees to extend to Applied a non-exclusive, non-transferable, royalty-free, worldwide, irrevocable (provided that Applied complies with all related obligations) license to manufacture, have manufactured for sale to Applied (and grant a sublicense to the manufacturer as necessary to exercise this right to have manufactured for sale to Applied), use and sell any such Applied Fluid Delivery Systems incorporating any Kinetics IP solely for incorporation into an Applied System in accordance with Applied's "cover" rights under GSA Section 7.2 or "Post Term Support" rights under GSA Section 4.8.3.b, as required. The license will expire upon expiration or termination in each case of Applied's "cover" rights under GSA Section 7.2(d) or "Post Term

CONFIDENTIAL TREATMENT REQUESTED

Support" rights under GSA Section 4.8.3.b. Furthermore, in order for Applied to fully enjoy its licenses pursuant to this Section, Kinetics agrees to provide to Applied assistance, FDS Technology and Documentation, and otherwise take all action, necessary to allow Applied or a reasonably skilled FDS manufacturer, in the case that Applied exercises its sublicensing rights, to manufacture the Applied Fluid Delivery System. Notwithstanding the foregoing, Kinetics shall not be required to provide * to Applied or its manufacturer.

      3.14 RESERVATION OF RIGHTS. All IP Rights of each Party that are not expressly granted in this Agreement are reserved and retained by such Party. Except as expressly provided in this Agreement, as of the Effective Date, no other licenses of IP Rights are granted whatsoever, whether expressly or by implication or estoppel, by either Party to the other Party.

                                    ARTICLE 4
                                 CONFIDENTIALITY

      4.1 DEFINITION. Confidential Information means all non-public, proprietary information of, or disclosed by, a Party ("Disclosing Party") that, from time-to-time, may be acquired by a Party ("Receiving Party") from the Disclosing Party that is: (i) related to an Applied FDS or Applied FDS Technology; or (ii) related to the provision of Applied FDS or Applied FDS Technology pursuant to this Agreement, the GSA, a DSA or a Development Services Agreement; or (iii) Visual Information as defined in Section 4.6. The Confidential Information may be in any form, medium, state or condition, inclusive of information that is embodied in a product or tangible item or that is intangible, whether disclosed in oral, written, graphic, machine recognizable (including computer programs, algorithms or databases), model or sample form or any derivation thereof, and shall include all of the following:


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

            (a) Processes; formulas; trade secrets; know-how; proprietary information; innovations; inventions; discoveries; improvements; research; development; product analysis or evaluations and test results, information and design; operations; systems; specifications; standards; drawings; designs; devices; data; patterns; compilations; methods; programs; technical documentation; manufacturing techniques or sequences; schematics; configurations; computer programs, codes and operating standards; all whether or not patented or patentable.

            (b) Product plans; customer configurations or product designs; confidential information received from customers; supplier configurations or product designs; confidential information received from suppliers.

            (c) Marketing plans; business plans; business activities; facilities; warehousing and leasing; inventory; inventory management plans, methods and procedures; inventory, materials and Components qualification and evaluation; business and product forecasts; corporate financial information and budgets or projections; business processes.

            (d) Personnel information; organizational structure; salaries and benefits; employee qualifications, requirements, resumes and individual data; labor cost models.

            (e) Supplier information, including identity; product sales; product manufacturing; supply; pricing; evaluation and performance histories; forecasts; requirements or standards; logistics; delivery or freight arrangements or requirements; materials handling techniques, standards or requirements; supplier personnel.

            (f) Customer information including: identity, product sales; product purchase histories or forecasts; customer agreements, terms and pricing; customer personnel.

CONFIDENTIAL TREATMENT REQUESTED

            (g) The terms, but not existence, of this Agreement, the GSA, any DSA or Development Services Agreement, and any and all information relating to the Outsource Relationship. Notwithstanding the above, Confidential Information does not include information:

            (i) of which the Receiving Party was rightfully in possession prior to disclosure, as evidenced by appropriate documentation;

            (ii) that was independently developed by employees or agents of the Receiving Party without use of Confidential Information provided by the Disclosing Party hereunder;

            (iii) that the Receiving Party rightfully receives from a third party not owing a duty of confidentiality to the Disclosing Party;

            (iv) that becomes publicly available without fault of the Receiving Party; or

            (v) whose disclosure is required by order of a court or government authority, provided that Disclosing Party shall notify the other party in advance of such a disclosure or release; shall take commercially reasonable efforts (at least equal to the efforts such party takes to protect the confidentiality of its own information) to protect the confidentiality of the Confidential Information in the Agreement, which shall include deleting the financial terms of or other Confidential Information in the Agreement from (or obtaining confidential treatment of such terms and information in) disclosure or public release when permitted by applicable law, rule or regulation (and requesting such deletion or equivalent protection or confidential treatment where approval by a court or governmental authority is required).

CONFIDENTIAL TREATMENT REQUESTED

      4.2 CONFIDENTIALITY OBLIGATIONS. The Receiving Party shall hold the Disclosing Party's Confidential Information in strictest confidence for five (5) years after receipt, using such measures as the Receiving Party uses to protect the confidentiality of its own Confidential Information of like importance, but in no event using less than reasonable care. The Receiving Party shall not make any disclosure of such Confidential Information, other than to its employees, consultants, agents and representatives on a need to know basis. This prohibition against disclosure includes a prohibition against disclosure by Kinetics to any Kinetics Affiliate, unless (1) Kinetics notifies Applied of a commercially reasonable need for such disclosure and (2) Kinetics obtains Applied's prior written consent to such disclosure, which consent will not be unreasonably withheld, and (3) the Affiliate executes an Non-Disclosure Agreement (NDA) having confidentiality obligations at least equal to those of this Article 4. The Receiving Party shall inform each such employee, consultant, agent and representative of the Receiving Party's confidentiality obligations under this Agreement, and shall be jointly and severally liable for any breach of this Agreement by any such employee, consultant, agent or representative. The Receiving Party shall use the Confidential Information solely to perform the activities contemplated by this Agreement, the GSA, and each DSA and Development Services Agreement entered into by the Parties pursuant to Section 3 hereof. Kinetics will not, without Applied's prior written consent: (i) use IP Rights contributed by Applied in connection with the sale to Applied's customers of Fluid Delivery Systems or Components, or (ii) sell to Applied's customers Fluid Delivery Systems or Components to which Applied contributed IP Rights. The preceding provision relates to Applied Pre-Existing IP Rights, as well as IP Rights in Future Modifications.

CONFIDENTIAL TREATMENT REQUESTED

      4.3 IDENTIFICATION AS CONFIDENTIAL. Unless such information is disclosed orally or as Visual Information (as defined by Section 4.6), Confidential Information shall be designated as such by an appropriate legend, such as "Kinetics Confidential" or "Applied Confidential". Confidential Information that is disclosed orally shall be identified as confidential before or at the time of disclosure, and shall be confirmed as confidential in a written notice given by the Disclosing Party to the Receiving Party within thirty (30) days after such oral disclosure. Such notice must contain a reasonable summary of the orally disclosed Confidential Information and a statement to the effect that such information is Confidential Information. Applied shall not be required to designate or identify Visual Information (as defined by Section 4.6) as "Confidential".

      4.4 NEED-TO-KNOW DISCLOSURE. The Receiving Party agrees to limit disclosure of Confidential Information of the Disclosing Party only to those employees, agents, contractors and representatives of the Receiving Party who have a need to know the Confidential Information in order to perform the obligations set forth in the this Agreement, the GSA and each DSA and Development Services Agreement entered into by the Parties pursuant to Section 3 hereof, and provided that, before any such disclosure, each such employee, agent, consultant and representative shall execute an Employee Joinder of the form and substance of Schedule 4.4.

      4.5 REMEDIES. The Parties acknowledge and agree that money damages above will not be an adequate remedy for any breach of the obligations set forth in this Article 4 of this Agreement or of any confidentiality obligation between the Parties. Accordingly, the Parties agree that the Disclosing Party may be irreparably harmed and shall be entitled to seek injunctive relief, including a temporary or preliminary injunction or a permanent injunction, or to any other

CONFIDENTIAL TREATMENT REQUESTED

appropriate relief to restrain or redress any breach or threatened breach of confidentiality, in addition to any other remedies either Party may have in law or equity.

      4.6 VISUAL INFORMATION. The Parties recognize and acknowledge that, in order for Kinetics to perform its GSA obligations, select Kinetics employees will have access to Applied information stored within and presented by Applied's computer system, or as a result of access to and presence on Applied facilities ("Visual Information"). The Visual Information will include both FDS-related and non-FDS information.

                                    ARTICLE 5
                              TERM AND TERMINATION

      5.1 TERM. This Agreement shall commence on the Effective Date and expire concurrently with expiration of the GSA, unless terminated earlier in accordance with Section 5.2.

      5.2 TERMINATION.

            5.2.1 IN EVENT OF A GSA TERMINATION. This Agreement will be terminated in the event of a termination of the GSA.

            5.2.2 BY EITHER PARTY IN EVENT OF AN IPA DEFAULT. This Agreement may be terminated by either Party by written notice to the other Party in the Event of IPA Default by the other Party upon the failure by the other Party to correct the Event of IPA Default within thirty (30) days of receipt of written notice of the Event of Default. An Event of IPA Default means a material breach of the warranties, representations, covenants or obligations under this Agreement. In the event that the allegedly defaulting party disputes the claim that an Event of Default has occurred, then either party may exercise its rights in and to the Business Review Process of Section 7.2.5 of the GSA.

CONFIDENTIAL TREATMENT REQUESTED

            5.2.3 BY EITHER PARTY IMMEDIATELY UPON CONFIDENTIALITY BREACH. If a Party materially breaches its confidentiality obligations under Article 4 in a manner that cannot be cured, then, in addition to any rights under Section 5.2.2, the other Party may give written notice to the breaching Party that the other Party intends to promptly terminate this Agreement. During the five (5) business days after receipt of such notice, the breaching Party shall meet with the other Party to discuss the confidentiality breach and whether the breaching Party can cure it, but if the Parties do not agree in writing within such period on a plan to be implemented by the breaching Party to cure the confidentiality breach, then after such period the other Party may immediately terminate this Agreement by written notice to the breaching Party. During such period, the breaching party will take appropriate steps to remedy or mitigate its breach.

            5.2.4 BY EITHER PARTY OF A DSA. A Party may terminate a DSA by written notice to the other Party if the other Party is in material breach of that DSA and fails to remedy that material breach within thirty (30) days after receiving written notice of the material breach from the terminating Party. In addition, any and all DSA's pending upon a termination pursuant to Section 5.2.1 -- 5.2.3 shall terminate concurrently with the termination of the respective GSA or IPA, as applicable. Upon termination of a DSA: (i) each Party shall cease all activities pursuant to the DSA; (ii) Kinetics shall deliver to Applied all work-in-progress as of the termination date on each deliverable specified in the DSA; and (iii) Applied shall pay to Kinetics a quantum meruit of fees payable for the Design Service commenced but not completed under the DSA.

            5.2.5 BY EITHER PARTY OF A DEVELOPMENT SERVICES AGREEMENT. A Party may terminate a DVA by written notice to the other Party if the other Party is in material breach of that DVA and fails to remedy that material breach within thirty (30) days after receiving written

CONFIDENTIAL TREATMENT REQUESTED

notice of the material breach from the terminating Party. In addition, any and all DVA's pending upon a termination pursuant to Section 5.2.1 -- 5.2.3 shall terminate concurrently with the termination of the respective GSA or IPA, as applicable. Upon termination of a DVA: (i) each Party shall cease all activities pursuant to the DVA; (ii) Kinetics shall deliver to Applied all work-in-progress as of the termination date on each deliverable specified in the DVA; and (iii) Applied shall pay to Kinetics a quantum meruit of fees payable for the Development Services commenced but not completed under the DVA.

            5.2.6 EFFECTIVE DATE OF TERMINATION UPON GSA TERMINATION. Any such termination pursuant to Section 5.2.1 will become effective upon that date determined by the GSA. A Party shall exercise such right of termination by the issuance of a notice of termination with respect to this Agreement that is issued concurrently with a Notice of Termination for Default with respect to the GSA pursuant to Article 25(b)(ii), or a Notice of Termination for Applied Default with respect to the GSA pursuant to Article 25(d)(iii), and the date on which termination of this Agreement is effective shall be the same date on which such termination of the GSA becomes effective, in accordance with the requirements of the GSA. The period between the notice of termination and the date on which such termination is effective is hereafter referred to as the "Wind-Down Period." During the Wind-Down Period, each Party will continue to comply with its obligations under the GSA, including particularly the provisions thereof related to the Wind-Down Period.

      5.3 CONSEQUENCES OF TERMINATION OR EXPIRATION. Upon the date of expiration of this Agreement or the date on which termination of this Agreement is effective, as the case may be:

CONFIDENTIAL TREATMENT REQUESTED

            (a) Each Party shall cease all activities pursuant to this Agreement, the then existing GSA and any DSA or Development Services Agreement entered into by the Parties pursuant to Section 3 hereof, respectively, other than the activities provided for by this Section 5.3;

            (b) Each Party shall cease use of and return to the other Party all Confidential Information, including all Documentation reflecting and all other tangible embodiments of the Confidential Information, owned by the other Party, except as provided for in this Section 5.3;

            (c) Each Party shall confirm in writing to the other Party that all Confidential Information has been returned; (d) The obligations of Articles 4, 6 and 7 and Sections 3.10, 5.4, 8.4 and 8.5 (as applicable) shall remain in full force and effect, unless expressly terminated by mutual written agreement of the Parties;

            (e) The licenses of Sections 3.2 and 3.9 will terminate;

            (f) Kinetics agrees to provide to Applied any and all training or training materials reasonably necessary for Applied to assume manufacturing and servicing of the Applied Fluid Delivery Systems being manufactured or developed as of the date of termination in the same manner as then practiced by Kinetics, but Kinetics shall not be required to provide *;


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

            (g) Kinetics will disclose to Applied all FDS Technology necessary to manufacture the Applied Fluid Delivery Systems being manufactured or developed as of the date of termination in the same manner as then practiced by Kinetics, but Kinetics shall not be required to provide *;

            (h) Kinetics will provide to Applied all Documentation (and all copies of same) necessary to manufacture the Applied Fluid Delivery Systems being manufactured or developed as of the date of termination in the same manner as then practiced by Kinetics, but Kinetics shall not be required to provide *; and

            (i) Notwithstanding the above, each Party may retain the other Party's Confidential Information to the extent and for the period necessary to perform any obligations during the Wind-Down Period and any post-termination obligations under the GSA, and each party shall perform such obligations under the GSA.

The above itemization of consequences is not exhaustive; instead, the Parties agree that, upon termination, Kinetics will take any and all steps necessary to place Applied in the same position as Kinetics at the time of termination with respect to the manufacturing, developing or both of Fluid Delivery Systems being manufactured or developed by Kinetics for Applied at the date of termination. These steps include the provisions by Kinetics of all information, in whatever form, relevant to FDS Technology, as it relates to the Applied Fluid Delivery Systems, and the license by Kinetics of all IP Rights, necessary for Applied to continue the manufacture of and have manufactured the then existing Applied Fluid Delivery Systems and utilization of the associated FDS Technology. Notwithstanding the foregoing, Kinetics shall not be required to provide Manufacturing Processes.


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

      5.4 TERMINATION OF THE AMENDED IPA. The Parties hereby terminate the Amended IPA on the Effective Date of this Agreement. This Agreement supersedes the Amended IPA on and from the Effective Date, and accordingly each party waives its rights, and shall not perform its obligations, under Section 5.3 of the Amended IPA related to termination or expiration of the Amended IPA.

                                    ARTICLE 6

                         WARRANTIES AND REPRESENTATIONS

      6.1 KINETICS PRE-EXISTING IP RIGHTS. Kinetics represents and warrants that
(a) it is the owner of Kinetics' Pre-existing IP, (b) it is not aware of any claim of ownership or infringement by any third party with respect to the Kinetics Pre-Existing IP, (c) it has the right to grant the licenses granted under this Agreement, and (d) it has not and will not grant to any third parties rights inconsistent with the rights granted to Applied hereunder.

      6.2 APPLIED PRE-EXISTING IP RIGHTS. Applied represents and warrants that
(a) it is the owner of Applied's Pre-existing IP, (b) it is not aware of any claim of ownership or infringement by any third party with respect to the Applied Pre-Existing IP, (c) it has the right to grant the licenses granted under this Agreement, and (d) it has not and will not grant to any third parties rights inconsistent with the rights granted to Kinetics hereunder.

      6.3 FUTURE MODIFICATIONS. The Parties represent and warrant that they will not knowingly infringe upon or misappropriate any third-party's IP Rights in performing any jointly agreed-to Future Modifications pursuant to this Agreement and any DSA or DVA.

      6.4 COMPLETENESS OF SCHEDULES OF PRE-EXISTING IP RIGHTS. The Parties represent and warrant that the Schedules of Pre-Existing IP Rights are complete and accurate as to the best of the Parties' belief. In the event that any additional Pre-Existing IP Rights of a Party are

CONFIDENTIAL TREATMENT REQUESTED

identified after the Effective Date and upon the Parties' agreement that the information constitutes a Pre-Existing IP Right, the Parties agree to amend the Schedule(s) accordingly.

      6.5 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE GSA, OR ANY DSA OR DVA, ANY FDS TECHNOLOGY OR CONFIDENTIAL INFORMATION PROVIDED BY EITHER PARTY UNDER ANY SUCH AGREEMENT IS PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR NON-INFRINGEMENT, AND NEITHER PARTY SHALL STATE, COMMUNICATE, SUGGEST, OR REPRESENT TO ANY THIRD PARTY OTHERWISE.

      6.6 LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE GSA, OR ANY DSA OR DVA, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, PUNITIVE, CONSEQUENTIAL, OR CONTINGENT DAMAGES, WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH EXCLUDED DAMAGES.

                                    ARTICLE 7

                                   INDEMNITIES

      7.1 INDEMNIFICATION - PERFORMANCE OF AGREEMENT. * (The "Indemnifying Party") shall indemnify, defend, and hold * harmless from and against any and all claims, suits, losses, and liabilities or portions thereof and the associated costs and expense, including attorneys' fees, to the extent awarded by a court of competent jurisdiction or pursuant to a settlement, caused in


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

whole or in part by the breach by the Indemnifying Party of any term or provision of this Agreement or any DSA or DVA, or any negligent, grossly negligent or intentional acts, errors, or omissions by the Indemnifying Party, its employees, officers, agents or representatives in the performance of this Agreement or any DSA or DVA.

      7.2 INDEMNIFICATION - INFRINGEMENT/MISAPPROPRIATION. In the event that * is charged with infringement, misappropriation or other violation of any third-party's IP Rights as a result of any IP Rights licensed by * under this Agreement or any DSA or DVA, but not including the Third Party Applications, * shall have the sole responsibility to:

            (a) defend against any such claim at its sole expense, and

            (b) account for any injury, loss, or damage, of any kind or nature, or any other liability incurred by or imposed upon * charged with infringement or misappropriation.

Notwithstanding the foregoing and the priority of agreements provision of
Section 1.3 of the GSA, Kinetics' indemnification duty relating to its supply obligations will be governed by the GSA.

      7.3 INDEMNIFICATION/DUTY TO DEFEND SET-OFF. If a claim of infringement, misappropriation or other violation is made by a third party as a result of Kinetics' performance pursuant to this Agreement and Applied incurs expenses in connection with the defense of such matter as a result of Kinetics' failure to comply with its obligations set forth in Sections 7.1 and 7.2, Applied may apply up to fifty percent (50%) of any future royalties that otherwise may be payable to Kinetics hereunder in order to recover such expenses.

* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

      7.4 INDEMNIFIED PARTY'S OBLIGATIONS. In connection with any indemnity provided under this Agreement, the indemnified Party shall (a) provide reasonable cooperation and assistance to the indemnifying Party; and (b) provide prompt written notice of any claim that would trigger an indemnity obligation. The indemnifying Party will not be responsible for any obligation under any settlement agreement entered into without the indemnifying Party's consent.

                                    ARTICLE 8

                               GENERAL PROVISIONS

      8.1 ENTIRE AGREEMENT. This instrument, including the exhibits and schedules hereto, sets forth the entire agreement between the Parties and merges and supersedes any and all previous agreements, understandings and negotiations between the Parties as to such subject matter, except for the GSA executed concurrently herewith. The GSA shall determine the priority of provisions amongst this Agreement, the GSA and each DSA and Development Services Agreement in the event of inconsistency among them. Any representation, promise, or condition in connection with such subject matter that is not incorporated in this instrument shall not be binding upon either Party. This Agreement may not be amended, modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the Parties.

      8.2 SUCCESSION AND ASSIGNMENT.

          (a) This Agreement shall be binding upon and inure to the benefit of each of the Parties and its respective permitted successors and permitted assigns. Neither Kinetics nor Applied shall assign or transfer to another person this Agreement, or its rights, interests or obligations under this Agreement, in whole or in part, whether voluntarily or by operation of law, (i) without the prior express written consent of the other party, or (ii) under and in accordance

CONFIDENTIAL TREATMENT REQUESTED


with the requirements set out in Article 17 of Exhibit 1 to the GSA, which
Article is incorporated herein by this reference to apply to this Agreement.

            (b) If a Party assigns or transfers the GSA, or permits the GSA to vest in another, in whole or in part, pursuant to any transaction in accordance with the provisions of the GSA, then that Party shall also assign, transfer or cause to vest in such other person, this Agreement, in whole or in like part.

            (c) Except as permitted and as provided in or under Sections 8.2 (a) and (b) above, neither Party may assign, transfer or permit this Agreement or any rights or obligations hereunder to vest in any other person, in whole or in part, without the express prior written consent of the other.

            (d) With prior notice to and express written consent by Applied (which may be included as part of a DSA or DVA), Kinetics may, solely for the purpose of providing Design or Development Services to Applied, delegate part, but not all, of its obligations hereunder, and may assign and sublicense part but not all of its rights hereunder, to an Affiliate of Kinetics if Kinetics remains primarily, or equally with the Affiliate, obligated for performance of all of Kinetics' obligations as a party to this Agreement and the Affiliate agrees in writing to be bound by the terms and conditions of this Agreement.

            (e) Any assignment, transfer or vesting of this Agreement not made in compliance with and approved as required under this Section shall be void and, at the option of the other Party, may be deemed a breach of and default under this Agreement.

      8.3 EXPORT REGULATION. The Parties will not knowingly export directly or indirectly, any technology or know-how to any countries, agencies, groups or companies prohibited by the

CONFIDENTIAL TREATMENT REQUESTED

United States Department of Commerce or United States Department of State unless prior authorization is obtained.

      8.4 RULES OF CONSTRUCTION. Capitalized terms used herein shall have the meaning assigned to them by the definitions in Article 2. Additionally, the singular includes the plural and the plural includes the singular; words importing any genders include the other gender; references to "writing" include printing, typing, lithography and any other means of reproducing words in tangible, visible form; references to articles, section (or any subdivision of sections), schedules and exhibits are to those of this Agreement, unless otherwise indicated; the words "hereof," "hereunder," "herein," and any other words of similar import refer to this Agreement, including its schedules and exhibits; and the word "including," when used in this Agreement, is not intended to be exclusive and, in all cases, means "including without limitation". The headings contained in this Agreement are intended for reference only and shall not be referred to in the interpretation of this Agreement.

      8.5 ATTORNEYS' FEES. If either Party seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing Party shall pay all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing Party.

      8.6 GENERAL PROVISIONS. The following provisions of the GSA and of Exhibit 1 of the GSA are incorporated into this Agreement by reference, provided that references in such provisions to the "Agreement" shall, when used herein, be references to this Amended and Restated Intellectual Property Agreement:

          (i) Article 11 of Exhibit 1 to the GSA, entitled "Applicable Law, Consent to Jurisdiction and Venue."

          (ii)    Article 23 of Exhibit 1 to the GSA, entitled "Force Majeure."

          (iii)   Section 9.1 of the GSA, entitled "Independent Contractor."

CONFIDENTIAL TREATMENT REQUESTED

          (iv)    Section 9.2 of the GSA, entitled "No Third Party Beneficiary."

          (v)     Section 9.3 of the GSA, entitled "Severability."

          (vi)    Section 9.4 of the GSA, entitled "Waiver."

          (vii)   Section 9.6 of the GSA, entitled "Execution."

          (viii) Section 10 of the GSA, entitled "Representations and Warranties of the Parties."

          (ix) Section 1.2.2 of the GSA, entitled "Notices." (x) Article 17 of Exhibit 1 to the GSA, entitled "Assignment and Succession", pursuant to Section 8.2 of this Agreement

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth below to be effective as of the Effective Date.

                                  APPLIED MATERIALS, INC.

                                  By: /s/ Paul Hohlstein
                                      ------------------------------------------
                                  Name: Paul Hohlstein
                                      ------------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                  Date: 5/21/02
                                        ----------------------------------------


                                  KINETICS FLUID SYSTEMS, INC.

                                  By: /s/ Dan Rubin
                                      ------------------------------------------
                                  Name: Dan Rubin
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------
                                  Date: 5/21/02
                                        ----------------------------------------

CONFIDENTIAL TREATMENT REQUESTED







                                    SCHEDULES

CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 2.8

                           APPLIED FDS PRE-EXISTING IP

APPLIED FDS CONFIDENTIAL INFORMATION

      1. Confidential Information with respect to: (a) * fixture hardware and test fixture hardware that is based upon *; and (b) "Current TF Software", as defined in GSA Section 4.2.3(c), being all software used, as of the Effective Date, in the testing operation of all * and test fixtures listed in GSA Schedules 4.2.2(a), (c) and (d).

      2.  Confidential Information with respect to *.

      3.  Confidential Information with respect to process *.

      4.  Confidential Information with respect to *.

      5. Confidential Information embodied in the documentation related to Items 1-8.

      6. Confidential Information embodied in the * drawings, * procedures, * and engineering change orders related to the * Applied Fluid Delivery Systems.

      7. Confidential Information embodied in the Applied Software and Databases listed below.

APPLIED FDS TRADEMARKS

      "APPLIED MATERIALS", including U.S. Trademark Regs. No. 1,980,572 and No. 1,943,850

      Stylized "A" and "APPLIED MATERIALS", including U.S. Trademark Regs. No. 1,690,615 and No. 1,588,182


      Stylized "A", including U.S. Trademark Reg. No. 1,549,863

      "AMAT" (unregistered)

APPLIED COPYRIGHTS

      Copyrights, whether or not registered, related to Applied-owned Documentation and, as appropriate, to Applied's Databases.

* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

APPLIED'S SOFTWARE AND DATABASES:

      A. In-House Developed *

         *

      B. In-House *and *

         *

      C. Test Fixture Software

         All "Current TF Software", as defined in GSA Section 4.2.3(c), being all software used, as of the Effective Date, in the testing operation of all test fixtures listed in GSA Schedules 4.2.2(a), (c) and (d).


* Material has been omitted and filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 2.33

                            KINETICS PRE-EXISTING IP

PATENTS AND PATENT APPLICATIONS:

                 PATENTS OWNED BY KINETICS FLUID SYSTEMS, INC.

                                                    PATENT                                PATENT
                                                 APPLICATION    FILING      PATENT        ISSUE
MATTER NUMBER        PATENT        COUNTRY       SERIAL NO.     DATE        NUMBER         DATE        INVENTOR          PRODUCTS
-------------        ------        -------      ------------    ------     ---------     ---------     --------          --------
I0294/7005          Integrated       U.S.A.      08/404,485    3/17/1995   5,605,179     2/25/1997     Benjamin    very early Insync
I0294/7003          Gas Panel                                                                          Strong,     gas panel (like
                                                                                                       Brent       was in lobby at
                                                                                                       Elliot,     Centre Pointe);
                                                                                                       Frank       multiple valves
                                                                                                       Balma       in single block,
                                                                                                                   MFCs connected
                                                                                                                   on VCR tube
                                                                                                                   stubs;

I0294/7005          Integrated       U.S.A.      08/736,354    10/22/1996                              Benjamin    see above
                    Gas Panel                                                                          Strong,
                                                                                                       Brent
                                                                                                       Elliot,
                                                                                                       Frank
                                                                                                       Balma

I0294/7006EP        Building Blocks  EP          97947611.6    12/3/1996                 11/17/1998    Jeffrey R.  foreign filing
                    for Integrated                                                                     Markulec    off US#5,836,355;
                    Gas Panel                                                                          et al       "IGS" modular
                                                                                                                   blocks (long
                                                                                                                   bolts);

I0294/7006JP        Building Blocks  JP          525622/98     11/19/1997                              Jeffrey R.  foreign filing
                    for Integrated                                                                     Markulec    off US#5,836,355;
                    Gas Panel                                                                          et al       "IGS" modular
                                                                                                                   blocks (long
                                                                                                                   bolts);

I0294/7006KR        Building Blocks  KR          99-7004883    11/19/1997                              Jeffrey R.  foreign filing
                    for Integrated                                                                     Markulec    off US#5,836,355;
                    Gas Panel                                                                          et al       "IGS" modular
                                                                                                                   blocks (long
                                                                                                                   bolts);


CONFIDENTIAL TREATMENT REQUESTED

I0294/7006PCT       Building Blocks  PCT         PCT/US97/2    11/19/1997  WO            6/11/1998     Jeffrey R.  foreign filing
                    for Integrated               1327                      98/25058                    Markulec    off
                    Gas Panel                                                                          et al       US#5,836,355;
                                                                                                                   "IGS" modular
                                                                                                                   blocks (long
                                                                                                                   bolts);

                    Building Blocks  U.S.A       08/760,150    12/3/1996   5,836,355     11/17/1998    Jeffrey R.  variations upon
                    for Integrated                                                                     Markulec    Insync "IGS"
                    Gas Panel                                                                          et al       style multiple
                                                                                                                   block modular
                                                                                                                   substrates on two
                                                                                                                   planes;

I0294/7006          Building Blocks  U.S.A       08/931,060    9/15/1997   6,302,141     10/16/2001    Jeffrey R.  Insync "IGS"
                    for Integrated                                                                     Markulec    style multiple
                    Gas Panel                                                                          et al       block modular
                                                                                                                   substrates on two
                                                                                                                   planes;

                    Improved         U.S.A       08/672,826    6/28/1996                               Benjamin
                    Compression Seal                                                                   Strong,
                                                                                                       Dennis Rex

                    MFC - Quick      PCT         PCT/US96/0    4/4/1996                                Benjamin
                    Change Method                4708                                                  Strong,
                    and Apparatus                                                                      Frank Balma,
                                                                                                       Brent
                                                                                                       Elliot,
                                                                                                       Michael
                                                                                                       Green

                    MFC - Quick      U.S.A       08/437/093    5/5/1995                                Benjamin
                    Change Method                                                                      Strong,
                    and Apparatus                                                                      Frank Balma,
                                                                                                       Brent
                                                                                                       Elliot,
                                                                                                       Michael
                                                                                                       Green

I0294/7005EP        Mounting Plane   EP          98925252.3    6/4/1998    PCT/US98      1/21/1999     Jeffrey R.  foreign filing
                    For Integrated                                         115474                      Markulec,   for US#6,231,260;
                    Gas Panel                                              WO99/028                    Dennis G.   "Versaplane"
                                                                           67                          Rex,        modular gas panel
                                                                                                       Richard E.  mounting plate;
                                                                                                       Schuster,
                                                                                                       Brent D.
                                                                                                       Elliot


CONFIDENTIAL TREATMENT REQUESTED

I0294/7005JP        Mounting Plane   Japan       2000-502327                                           Jeffrey R.  foreign filing
                    For Integrated                                                                     Markulec,   for US#6,231,260;
                    Gas Panel                                                                          Dennis G.   "Versaplane"
                                                                                                       Rex,        modular gas panel
                                                                                                       Richard E.  mounting plate;
                                                                                                       Schuster,
                                                                                                       Brent D.
                                                                                                       Elliot

I0294/7005KR        Mounting Plane   Korea                                                             Jeffrey R.  foreign filing
                    For Integrated                                                                     Markulec,   for US#6,231,260;
                    Gas Panel                                                                          Dennis G.   "Versaplane"
                                                                                                       Rex,        modular gas panel
                                                                                                       Richard E.  mounting plate;
                                                                                                       Schuster,
                                                                                                       Brent D.
                                                                                                       Elliot

I0294/7005PCT       Mounting Plane   PCT         PCT/US598/    6/4/1998    WO99/028      01/25/199     Jeffrey R.  foreign filing
                    For Integrated               11574                     67                          Markulec,   for US#6,231,260;
                    Gas Panel                                                                          Dennis G.   "Versaplane"
                                                                                                       Rex,        modular gas panel
                                                                                                       Richard E.  mounting plate;
                                                                                                       Schuster,
                                                                                                       Brent D.
                                                                                                       Elliot

I0294/7005          Mounting Plane   U.S.A       08/893,773    7/11/1997   6,231,260     5/15/2001     Jeffrey R.  "Versaplane"
                    For Integrated                                                                     Markulec,   mounting plate;
                    Gas Panel                                                                          Dennis G.
                                                                                                       Rex,
                                                                                                       Richard E.
                                                                                                       Schuster,
                                                                                                       Brent D.
                                                                                                       Elliot

I0294/7007CA        Sieve Like       Canada      2332286       3/31/1999                                           foreign filing
                    Structure for                                                                                  for US#6,158,454;
                    Fluid Flow                                                                                     venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement

I0294/7007CN        Sieve Like       China       99807334.2                                                        foreign filing
                    Structure for                                                                                  for US#6,158,454;
                    Fluid Flow                                                                                     venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement

I0294/7007EP        Sieve Like       EP          PCT99914326.6                                                     foreign filing
                    Structure for                Pursuant to                                                       for US#6,158,454;
                    Fluid Flow                   PCT/US99/07223                                                    venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement


CONFIDENTIAL TREATMENT REQUESTED

I0294/7007JP        Sieve Like       JP          PCT99914326.6                                                     foreign filing
                    Structure for                Pursuant to                                                       for US#6,158,454;
                    Fluid Flow                   PCT/US99/07223                                                    venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement

I0294/7007KR        Sieve Like       KR          2000-7011447                                                      foreign filing
                    Structure for                                                                                  for US#6,158,454;
                    Fluid Flow                                                                                     venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement

I0294/7007PCT       Sieve Like       PCT         PCT/US99/0    3/31/1999   WO99/531      10/21/1999                foreign filing
                    Structure for                7223                      15                                      for US#6,158,454;
                    Fluid Flow                                                                                     venting modular
                    Through                                                                                        backplance;
                    Structural
                    Arrangement

I0294/7007          Sieve Like       U.S.A       09/060,519    4/14/1998   6,158,454     12/12/2000    Michael J.  mounting plate
                    Structure for                                                                      Duret,      design allowing
                    Fluid Flow                                                                         Erin Martin exhaust air to
                    Through                                                                            HasenKamp,  sweep past
                    Structural                                                                         Jeffrey R.  mechanical seals
                    Arrangement                                                                        Markulec,   of surface
                                                                                                       Dennis G.   mounted modular
                                                                                                       Rex,        components;
                                                                                                       Richard E.
                                                                                                       Schuster

I0294/7008TW        System Of        Taiwan      89125954      12/6/2000                                           foreign filing
                    Modular                      based on US                                                       for US#6,283,155;
                    Substrates For               09/456,226                                                        "K.1" modular
                    Enabling The                                                                                   (1.5");
                    Distribution of
                    Process Fluids
                    Thorough
                    Removable
                    Components

I0294/7008          System Of        U.S.A       09/456,226    12/6/1999   6,283,155     9/4/2001      Kim Ngoc    "K.1" modular
                    Modular                                                                            Vu          substrates (1.5"
                    Substrates For                                                                                 wide) using
                    Enabling The                                                                                   internal seal to
                    Distribution of                                                                                avoid welded
                    Process Fluids                                                                                 caps;
                    Thorough
                    Removable
                    Components


CONFIDENTIAL TREATMENT REQUESTED


I0294/7008WO        System Of        WO          PCT/US00/4    12/6/2000   WO                                      foreign filing
                    Modular                      2589 based                01/42694                                for US#6,283,155;
                    Substrates For               on US                                                             "K.1" modular
                    Enabling The                 09/456,226                                                        (1.5");
                    Distribution of
                    Process Fluids
                    Thorough
                    Removable
                    Components

I0294/7008          System of        USA         09/456,226    12/6/1999                               Kim Ngoc    "K.1" modular
                    Modular                                                                            Vu          (1.5") no-welds
                    Substrates of                                                                                  substrates;
                    Enabling the
                    Distribution of
                    Process Fluids
                    Through
                    Removable
                    Components

I0294/7008TW        System of        Taiwan      09/456,226    12/6/1999                               Kim Ngoc    "K.1" modular
                    Modular                                                                            Vu          (1.5") no-welds
                    Substrates of                                                                                  substrates;
                    Enabling the
                    Distribution of
                    Process Fluids
                    Through
                    Removable
                    Components



                                                     PATENTS OWNED BY UNIT INSTRUMENTS, INC.
                                            (KINETICS FLUID SYSTEMS, INC HAS RIGHTS TO THESE PATENTS.)
                    Welded           USA         09/398,302    9/20/1999   6,125,887     10/3/2000     James V.    modular substrate
                    Interconnection                                                                    Pinto       system which
                    Modules For High                                                                               combines
                    Purity Fluid                                                                                   individual
                    Flow Control                                                                                   component station
                    Applications                                                                                   with orbitally
                                                                                                                   welded elbow-tee-
                                                                                                                   cross-etc. as
                                                                                                                   single part

                    Torque Tight     USA         501682        7/12/1995   5,524,936     6/11/1996     Barr        mechanism to
                    Locking Device                                                                     et. al.     prevent VCR
                                                                                                                   fittings from
                                                                                                                   loosening through
                                                                                                                   vibration or
                                                                                                                   chained assembly
                                                                                                                   sequence

U0128/7000EP        Manifold System  EP          99933722.3                                            Kim N. Vu   foreign filing
                    of Removable                                                                       et al.      for US#tbd;
                    Components For                                                                                 flanged modular
                    Distribution Of                                                                                substrates-k1s
                    Fluids                                                                                         ETC.;


CONFIDENTIAL TREATMENT REQUESTED

U0128/7000JP        Manifold System  Japan       2000-229369   1/16/2001                               Kim N. Vu   foreign filing
                    of Removable                                                                       et al.      for US#tbd;
                    Components For                                                                                 flanged modular
                    Distribution Of                                                                                substrates-k1s
                    Fluids                                                                                         ETC.;

U0128/7000KR        Manifold System  Korea       10-2001-      11/8/2001                               Kim N. Vu   foreign filing
                    of Removable                 700024                                                et al.      for US#tbd;
                    Components For                                                                                 flanged modular
                    Distribution Of                                                                                substrates-k1s
                    Fluids                                                                                         ETC.;

U0128/7000          Manifold System  USA         09/111,999    7/8/1998    GRANTED                     Eric J.     covers individual
                    of Removable                                                                       Redemann,   modular
                    Components For                                                                     Kim N. Vu,  substrates with
                    Distribution Of                                                                    and David   overlapping
                    Fluids                                                                             P. Sheriff  flange
                                                                                                                   interconnections;
                                                                                                                   Z-Cubes, K1S,
                                                                                                                   K1H, etc.

U0128/7000WO        Manifold System  WO          PCT/US99/     07/7/99                                 Kim N. Vu   foreign filing
UNI/001WO           of Removable                 15272         01/13/99                                et al.      for US#tbd;
                    Components For               09/229,722                                                        flanged modular
                    Distribution Of                                                                                substrates-K1S,
                    Fluids                                                                                         etc.;

U0128/7001          Manifold System  USA         09/229,722    1/13/1999                               Eric J.     covers individual
                    of Removable                                                                       Redemann,   modular
                    Components For                                                                     Kim N. Vu,  substrates with
                    Distribution Of                                                                    and David   tongue & pocket
                    Fluids                                                                             P. Sheriff  interconnections;
                                                                                                                   Z-Cubes, K1S,
                                                                                                                   K1H, etc.

U0128/7006EP        Gas Panel        EP          97913896.3    5/12/1999                               Eric J.     foreign filing
                                                                                                       Redemann,   for US#5,992,463;
                                                                                                       Kim N. Vu   panel of long
                                                                                                                   monolithic
                                                                                                                   substrates;

U0128/7006JP        Gas Panel        Japan       522,597/1998  10/29/1997                              Eric J.     foreign filing
                                                                                                       Redemann,   for US#5,992,463;
                                                                                                       Kim N. Vu   panel of long
                                                                                                                   monolithic
                                                                                                                   substrates;

U0128/7006TW        Gas Panel        Taiwan      86116147      10/30/1997  122,473       10/29/2000    Eric J.     foreign filing
                                                                                                       Redemann,   for US#5,992,463;
                                                                                                       Kim N. Vu   panel of long
                                                                                                                   monolithic
                                                                                                                   substrates



CONFIDENTIAL TREATMENT REQUESTED

U0128/7006KR        Gas Panel        Korea       7003781/19    10/29/1997                              Eric J.     foreign filing
                                                 99                                                    Redemann,   for US#5,992,463;
                                                                                                       Kim N. Vu   panel of long
                                                                                                                   monolithic
                                                                                                                   substrates;

U0128/7006          Gas Panel        USA         08/739,936    10/30/1996  5,992,463     11/30/1999    Redemann,   panel of long
                                                                                                       Kim N. Vu   monolithic
                                                                                                                   substrates;

U0128/7009          Gas Panel        USA         09/371,408    8/10/1999   6,192,938     2/27/2001     Eric J.     similar to
                                                                                                       Redemann,   US#5,992,463
                                                                                                       Kim N. Vu   individual gas
                                                                                                                   string  using
                                                                                                                   long substrate;
                                                                                                                   also covers super
                                                                                                                   component;

U0128/7010          Gas Panel        USA         09/371,655    8/10/1999   6,189,570     2/20/2001     Eric J.     similar to
                                                                                                       Redemann,   US#5,992,463
                                                                                                       Kim N. Vu   panel of multiple
                                                                                                                   long substrates;

U0128/7011          Gas Panel        USA         09/371,659    8/10/1999   6,142,539     11/7/2000     Eric J.     covers any
                                                                                                       Redemann,   modular component
                                                                                                       Kim N. Vu   base with
                                                                                                                   combination of
                                                                                                                   inlet & outlet
                                                                                                                   seals with keeper
                                                                                                                   and retained
                                                                                                                   screws;


U0128/7012CA        Gas Panel        Canada      2,307,663     10/28/1998                              Eric J.     foreign filing
                                                                                                       Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012CN        Gas Panel        China       98811585.9    5/26/2000                               Eric J.     foreign filing
                                                                                                       Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012EP        Gas Panel        EP          98,956,297    10/28/1998                              Eric J.     foreign filing
Murgitroyd & Co.                                                                                       Redemann,   for
File No. P26089                                                                                        Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012EP        Gas Panel        EP/         1,102,387     10/28/1998                              Eric J.     foreign filing
Murgitroyd & Co.                     HONG KONG                                                         Redemann,   for
File No. P26089                                                                                        Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;


CONFIDENTIAL TREATMENT REQUESTED

U0128/7012JP        Gas Panel        Japan                                                             Eric J.     foreign filing
                                                                                                       Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012KR        Gas Panel        Korea       10-2000-      10/28/1998                              Eric J.     foreign filing
                                                 7004589                                               Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012MX        Gas Panel        Mexico      4,198         4/28/2000                               Eric J.     foreign filing
                                                                                                       Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012PCT       Gas Panel        PCT         PCT/US98/     10/28/1998                              Eric J.     foreign filing
                                                 22912                                                 Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012PCL       Gas Panel        HK          1102386.7                                             Eric J.     foreign filing
                                                                                                       Redemann,   for
                                                                                                       Kim N. Vu   US#6,293,310B1;
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7012          Gas Panel        USA         08/960,464    10/29/1997  6,293,310     9/25/2001     Eric J.     covers small
                                                                                                       Redemann,   individual
                                                                                                       Kim N. Vu   modular
                                                                                                                   substrates having
                                                                                                                   "V" channel under
                                                                                                                   bridging
                                                                                                                   components;

U0128/7018          Gas Panel        USA         09/732,435    12/7/2000                               Eric J.     covers
                                                                                                       Redemann,   incorporating
                                                                                                       Kim N. Vu   moisture sensor
                                                                                                                   into gas  path
                                                                                                                   defined by
                                                                                                                   modular substrate
                                                                                                                   architecture;

U0128/7019          Gas Panel        USA         09/732,434    12/7/2000                               Eric J.     covers using
                                                                                                       Redemann,   prepackaged
                                                                                                       Kim N. Vu   components with
                                                                                                                   seals + keeper +
                                                                                                                   screws;


CONFIDENTIAL TREATMENT REQUESTED

U0128/7026          Fluid Flow       USA         60/291,430    Provisional                             Kim Ngoc    early approaches
                    System                                     Application                             Vu          to "super-
                                                               05/16/2001                                          component" shown
                                                                                                                   to  AMAT under
                                                                                                                   NDA;

U0128/7028          Gas Panel        USA         9939487       8/23/2001                               Redemann,   covers components
                                                                                                       Kim N. Vu   bridging between
                                                                                                                   substrates-
                                                                                                                   applicable to
                                                                                                                   both MFCs &
                                                                                                                   parts on K1S,
                                                                                                                   etc.;


CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL INFORMATION:

1.   Surface Passivation
     Know-how associated with polishing and passivation of fluid delivery stainless steel surfaces by mechanical, chemical and electromechanical means.

2.   Machining and Surface Finishing Processes
     (a)  counterbore creation/finish
     (b)  circular pattern workhardening
     (c)  no-lap sharp edge
     (d)  Z-Bloc component & substrate process sequences
     (e)  Plug/cap methods for long drilled passages

3.   Proprietary skills and know-how related to:
     (a)  computerized solid modeling design techniques;
     (b) orbital and TIG welding of corrosion resistant metals, including design of welding hardware and tooling;
     (c)  assembling fluid handling items composed of various polymers;
     (d)  functional test and commissioning of fluid handling subsystems;
     (e) apparatus for intentionally inducing a phase change within fluids being transported; and
     (f) databases & libraries of components and methods for making facility connections to semiconductor process tools and means for speeding field fabrication of same.

4. Confidential Information embodied in the software, databases and documents listed below.

COPYRIGHTS:

1. "GasWare" - software that takes a FDS schematic and creates a BOM and model for that FDS.

2. "FabWare" - a database of information relating to connections between semiconductor fabrication tooling and facilities.

3.   "Manufacturing Scheduling" software.

4. Other software and documents created by Kinetics (including its employees and consultants) related to Current Applied FDS or Current Applied FDS Technology.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 2.38

                            THIRD PARTY APPLICATIONS

           A.        Customized Applications

                     ORACLE
                     PDM
                     MM 3000
                     GPSI

           B.        Off-the-Shelf Applications

                     SMS
                     Interwise (LEAP training)
                     Reflection
                     Lotus Notes
                     Netscape Navigator
                     Microsoft Windows NT
                     Microsoft Office (no access)
                     McAfee VirusScan
                     BoKs

           C.        Netscape Plug Ins
                     Jinitiator (Oracle plug-in for LEAP)
                     Brio
                     Macromedia Shockwave author.exe
                     Macromedia Shockwave dir/flash.exe
                     Install from the Web
                     Real Player
                     WinZip
                     Adobe Acrobat Plug-in
                     MS Agent Plug-in

           D.        Additional (Non-Core Image) Applications

                     Autoview
                     Fastlook

CONFIDENTIAL TREATMENT REQUESTED

                          SCHEDULE 3.5.1 -- DESIGN SOW

                                 DESIGN SERVICES

                                STATEMENT OF WORK

      This Design Services Statement of Work ("Design SOW") is entered into as of ___________ ("Design SOW Effective Date") by and between Applied Materials, Inc., a Delaware corporation having offices located in Santa Clara, CA ("Applied") and Kinetics Fluid Systems, Inc., a California corporation having offices located in Santa Clara, CA ("Kinetics") (collectively the "Parties").

      This Design SOW is entered into by and between the Parties under and pursuant to the Intellectual Property Agreement between the Parties with an effective date of ______________, 2001 ("IPA").

      This Design SOW incorporates the terms of the IPA and of the Global Supply Agreement between the Parties with an effective date of June 1, 2002 ("GSA").

      In the event (and to the extent) of conflict between this Design SOW and the related Purchase Order, then this Design SOW shall take precedence over the Purchase Order, except to the extent that this Design SOW expressly states that the Purchase Order shall take precedence.

           [PARTIES TO INSERT A DESCRIPTION OF:

           (i)       THE SCOPE OF THE DESIGN SERVICES TO BE PROVIDED,
           (ii)      A SPECIFICATION FOR EACH DELIVERABLE,
           (iii)     ANY DELIVERY DUE DATES FOR EACH DELIVERABLE,
           (iv)      THE AMOUNT OR METHOD OF CALCULATION OF ANY FEES PAYABLE,
                     AND
           (v)       PAYMENT DUE DATES.]


      Each of the parties hereto has caused this Agreement to be executed by its duly authorized officer or representative as of the Design SOW Effective Date set forth above.

APPLIED MATERIALS, INC.                   KINETICS FLUID SYSTEMS, INC.



By:                                       By:

Signature:                                Signature:
          --------------------------               ----------------------------
Printed Name:                             Printed Name:
             -----------------------                   ------------------------
Title:                                    Title:
      ------------------------------            -------------------------------
Date:                                     Date:
     -------------------------------           --------------------------------

CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 4.4

                            KINETICS EMPLOYEE JOINDER

      I am an employee, agent, contractor or representative of Kinetics Fluid Systems, Inc. ("KINETICS").

      Kinetics has entered into agreements with Applied Materials, Inc. ("APPLIED") under which Kinetics will manufacture fluid delivery systems for Applied.

      As part of that relationship, Applied will disclose its Confidential Information (defined below) to Kinetics, and Kinetics will disclose the Confidential Information to those Kinetics employees, agents, contractors and representatives who must receive the information to perform under the agreements.

      Applied and Kinetics have agreed to protect the confidentiality of each other's Confidential Information and, as part of this agreement, have agreed to have those employees, agents, contractors and representatives that receive Confidential Information review and agree to the following undertakings regarding the Confidential Information:

      1 DEFINITION. Confidential Information means all non-public, proprietary information of, or disclosed by, Applied that, from time-to-time, may be acquired by Kinetics from Applied and that is related to the fluid delivery systems being manufactured by Kinetics for Applied pursuant to the Global Supply Agreement between Applied and Kinetics. The Confidential Information may be in any form, medium, state or condition, inclusive of information that is embodied in a product or tangible item or that is intangible, whether disclosed in oral, written, graphic, machine recognizable (including computer programs, algorithms or databases), model or sample form or any derivation thereof. Notwithstanding the above, Confidential Information does not include information:

            (i) of which Kinetics was rightfully in possession prior to disclosure, as evidenced by appropriate documentation;

            (ii) that was independently developed by employees or agents of Kinetics without use of Confidential Information provided by Applied hereunder;

            (iii) that Kinetics rightfully receives from a third party not owing a duty of confidentiality to Applied;

            (iv) that becomes publicly available without fault of Kinetics; or

            (v) whose disclosure is required by order of a court or government authority, provided that Applied shall have been given timely notice of such requirement and that Kinetics shall cooperate with Applied to limit the scope and effect of such order.

      2 CONFIDENTIALITY OBLIGATIONS. I will hold Applied's Confidential Information in strictest confidence for five (5) years after receipt, using such measures as Kinetics uses to protect the confidentiality of its own Confidential Information of like importance, but in no event using less than reasonable care. I will not disclose any Confidential Information, other than to other Kinetics employees, consultants, agents and representatives who have a need to know the Confidential Information in order to perform the agreements between Kinetics and Applied. I

CONFIDENTIAL TREATMENT REQUESTED

will not disclose any Confidential Information to any Kinetics Group company other than Kinetics Fluid Systems, Inc., unless I am specifically advised by Kinetics that such disclosure has been permitted by Applied. I will use the Confidential Information solely to perform the activities contemplated by the agreements between Kinetics and Applied.

      3 IDENTIFICATION AS CONFIDENTIAL. Unless such information is disclosed orally, Confidential Information shall be designated as such by an appropriate legend, such as "Kinetics Confidential" or "Applied Confidential". Confidential Information that is disclosed orally shall be identified as confidential before or at the time of disclosure, and shall be confirmed as confidential in a written notice given within thirty (30) days after such oral disclosure. Such notice must contain a reasonable summary of the orally disclosed Confidential Information and a statement to the effect that such information is Confidential Information.

      4 REMEDIES. I acknowledge and agree that money damages above will not be an adequate remedy for any breach of the obligations set forth herein. Accordingly, I agree that Applied may be irreparably harmed and shall be entitled to seek injunctive relief, including a temporary or preliminary injunction or a permanent injunction, or to any other appropriate relief to restrain or redress any breach or threatened breach of confidentiality, in addition to any other remedies Applied may have in law or equity.

      5 VISUAL INFORMATION. I acknowledge that, in order for Kinetics to perform its obligations related to the manufacture of fluid delivery systems for Applied, I may access to Applied Confidential Information stored within and presented by Applied's computer system or as a result of access to and presence on Applied facilities ("VISUAL INFORMATION"). The Visual Information will include both gas panel and non-gas panel Confidential Information. I will only access, use or disclose any Visual Information as necessary to manufacture Fluid Delivery Systems pursuant to the Global Supply Agreement between Applied and Kinetics.

      I have read, and I understand and agree to be bound by, the confidentiality terms set forth above.




-------------------------
(Signature)


-------------------------
(Printed name)


-------------------------
(Date)

CONFIDENTIAL TREATMENT REQUESTED

                            APPLIED EMPLOYEE JOINDER

      I am an employee, agent, contractor or representative of Applied Materials, Inc. ("APPLIED").

      Applied has entered into agreements with Kinetics Fluid Systems, Inc. ("KINETICS") under which Kinetics will manufacture fluid delivery systems for Applied.

      As part of that relationship, Kinetics will disclose its Confidential Information (defined below) to Applied, and Applied will disclose the Confidential Information to those Applied employees, agents, contractors and representatives who must receive the information to perform under the agreements.

      Applied and Kinetics have agreed to protect the confidentiality of each other's Confidential Information and, as part of this agreement, have agreed to have those employees, agents, contractors and representatives that receive Confidential Information review and agree to the following undertakings regarding the Confidential Information:

      1 DEFINITION. Confidential Information means all non-public, proprietary information of, or disclosed by, Kinetics that, from time-to-time, may be acquired by Applied from Kinetics and that is related to the fluid delivery systems being manufactured by Kinetics for Applied pursuant to the Global Supply Agreement between Applied and Kinetics. The Confidential Information may be in any form, medium, state or condition, inclusive of information that is embodied in a product or tangible item or that is intangible, whether disclosed in oral, written, graphic, machine recognizable (including computer programs, algorithms or databases), model or sample form or any derivation thereof. Notwithstanding the above, Confidential Information does not include information:

            (i) of which Applied was rightfully in possession prior to disclosure, as evidenced by appropriate documentation;

            (ii) that was independently developed by employees or agents of Applied without use of Confidential Information provided by Kinetics hereunder;

            (iii) that Applied rightfully receives from a third party not owing a duty of confidentiality to Kinetics;

            (iv) that becomes publicly available without fault of Applied; or

            (v) whose disclosure is required by order of a court or government authority, provided that Kinetics shall have been given timely notice of such requirement and that Applied shall cooperate with Kinetics to limit the scope and effect of such order.

      2 CONFIDENTIALITY OBLIGATIONS. I will hold the Kinetics' Confidential Information in strictest confidence for five (5) years after receipt, using such measures as Applied uses to protect the confidentiality of its own Confidential Information of like importance, but in no event using less than reasonable care. I will not disclose any Confidential Information, other than to other Applied employees, consultants, agents and representatives who have a need to know the Confidential Information in order to perform the agreements between Kinetics and Applied. I

CONFIDENTIAL TREATMENT REQUESTED

will use the Confidential Information solely to perform the activities contemplated by the agreements between Kinetics and Applied.

      3 IDENTIFICATION AS CONFIDENTIAL. Unless such information is disclosed orally, Confidential Information shall be designated as such by an appropriate legend, such as "Kinetics Confidential" or "Applied Confidential". Confidential Information that is disclosed orally shall be identified as confidential before or at the time of disclosure, and shall be confirmed as confidential in a written notice given within thirty (30) days after such oral disclosure. Such notice must contain a reasonable summary of the orally disclosed Confidential Information and a statement to the effect that such information is Confidential Information.

      4 REMEDIES. I acknowledge and agree that money damages above will not be an adequate remedy for any breach of the obligations set forth herein. Accordingly, I agree that Kinetics may be irreparably harmed and shall be entitled to seek injunctive relief, including a temporary or preliminary injunction or a permanent injunction, or to any other appropriate relief to restrain or redress any breach or threatened breach of confidentiality, in addition to any other remedies Kinetics may have in law or equity.

      I have read, and I understand and agree to be bound by, the confidentiality terms set forth above.

-------------------------
(Signature)


-------------------------
(Printed name)


-------------------------
(Date)